united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 10/31

Date of reporting period: 10/31/23

Item 1. Reports to Stockholders.

Invenomic Fund

Institutional Class

BIVIX

Investor Class

BIVRX

Super Institutional Class

BIVSX

Annual Report

October 31, 2023

1-855-466-3406

www.Invenomic.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

For the 12-month period ending October 31, 2023, the Invenomic Fund (ticker: BIVIX) returned 25.93% compared to 9.01% for the S&P 1500 Index. The long portfolio contributed 11.75% and the short portfolio contributed approximately 8.17%, both on a gross basis. During this 12-month period, we averaged 110.46% long exposure and -88.83% short exposure resulting in average net exposure of 21.63% and average gross exposure 199.29%. We are pleased with our results for the period considering we had very little market exposure.

From a sector perspective, our biggest contributors on the long side were Information Technology (+6.59%), Communication Services (+3.32%) and Consumer Discretionary (+2.73%). The sectors that detracted the most on the long side were Healthcare (-1.13%) and Financials (-0.88%). On the short side the biggest contributing sectors were Financials (+4.60%), Healthcare (+2.51%) and Industrials (1.03%). Only 3 sectors detracted from performance during this period on the short side, Information Technology (-0.49%), Consumer Staples (-0.05%) and Energy (-0.03%).

Our strategy focuses on investing in companies on the long side that we believe have strong forward free cash flow and are undervalued. On the short side of the portfolio, we look for overvalued companies with weakening or no free cash flow. The market environment was extremely challenging for our investment approach during the period. This is most evident by looking at the performance spread between the Russell 1000 Value Index and the Russell 1000 Growth Index which returned 0.13% and 18.95%, respectively, during the 12-month period. Value trailed growth during this time by 18.82% which proved to be a strong headwind to our value driven investment process. That said, we are pleased with the returns we were able to produce for our investors even though the environment was not ideal for our strategy.

Looking forward, we continue to see a challenging environment for the global equity markets with many risks. Interest rates are currently at levels not seen for over a decade. High interest rates on the already indebted U.S. consumer has put them in a very difficult economic position. Their ability to be active members of the economy is challenged without much relief on the horizon. The reemergence of student loan repayments in September will only make things more difficult for the consumer going forward. As of 10/31/2023, our net exposure stood at approximately 20% net long, which is at the lower end of our historical range. While it is impossible to know where the market will go in the short term, we will continue to follow our process which has served us well during our career.

3591-NLD-12/01/2023

Invenomic Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2023

The fund’s performance figures* for the periods ended October 31, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
Invenomic Fund Institutional Class	25.93%	28.42%	N/A	23.89%
Invenomic Fund Investor Class	25.60%	28.15%	N/A	23.61%
Invenomic Fund Super Institutional Class	26.18%	N/A	30.20%	N/A
S&P Composite 1500 Total Return Index (c)	9.01%	10.60%	10.16%	10.31%

Comparison of the Change in Value of a $50,000 Investment

*	Total returns are calculated using the traded net asset value (“NAV”). The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2023 are 2.93%, 3.18% and 2.68% for the Institutional Class, Investor Class and Super Institutional Class, respectively. For performance information current to the most recent month-end, please call 1-855-466-3406.

(a)	Inception date is May 10, 2019.

(b)	Inception date is June 19, 2017

(c)	The S&P Composite 1500 Total Return Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600, to cover approximately 90% of U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Software	10.6%
Internet & Media Services	8.3%
Technology Services	8.1%
Telecommunications	7.9%
Oil & Gas Producers	6.9%
Metals & Mining	5.5%
Electric Utilities	5.0%
Biotech & Pharma	4.1%
Cable & Satellite	3.9%
Health Care Facilities & Services	3.8%
Other Assets Less Liabilities	35.9%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5%
	ADVERTISING & MARKETING - 0.2%
4,406	Tenerity, Inc.(a)(g)	$—
307,098	WPP PLC(b)	2,637,152
		2,637,152
	AEROSPACE & DEFENSE - 0.2%
23,397	Airbus S.E.	3,126,863

	APPAREL & TEXTILE PRODUCTS - 2.5%
3,212,895	Dr. Martens PLC(b)	4,545,002
1,170,303	Levi Strauss & Company, Class A(c)	15,998,042
25,387	Superior Group of Companies, Inc.	203,096
1,605,348	Under Armour, Inc., Class C(a)	10,322,388
621,717	Unifi, Inc.(a)	4,177,938
513,913	Wolverine World Wide, Inc.	4,137,000
		39,383,466
	ASSET MANAGEMENT - 0.2%
194,116	Silvercrest Asset Management Group, Inc., Class A	3,445,559

	AUTOMOTIVE - 0.3%
58,074	Methode Electronics, Inc.	1,328,152
89,620	Standard Motor Products, Inc.	3,130,427
		4,458,579
	BANKING - 3.3%
885,891	Citigroup, Inc.(c)	34,983,837
167,530	Popular, Inc.(c)	10,896,151
144,426	Westamerica BanCorporation	6,822,684
		52,702,672
	BIOTECH & PHARMA - 4.1%
167,950	Anika Therapeutics, Inc.(a)	3,275,025
111,535	Bayer A.G.(b)	4,799,464
329,059	Exelixis, Inc.(a)(c)	6,775,325
1,096,197	Iovance Biotherapeutics, Inc.(a)	4,187,473
655,425	Lexaria Bioscience Corporation(a)(c)	904,487
415,803	Organon & Company	6,149,726

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5% (Continued)
	BIOTECH & PHARMA - 4.1% (Continued)
4,204,887	Viatris, Inc.(c)	$37,423,493
		63,514,993
	CABLE & SATELLITE - 3.9%
25,493	Cogeco, Inc.(b)	866,581
1,156,534	Comcast Corporation, Class A(c)	47,753,289
138,694	Liberty Broadband Corporation - Series C(a)	11,554,597
		60,174,467
	CHEMICALS - 2.4%
613,965	American Vanguard Corporation	5,746,712
220,776	Eastman Chemical Company(c)	16,498,591
65,415	Evonik Industries A.G.(b)	1,201,825
38,184	Ingevity Corporation(a)	1,538,052
500,544	Mativ, Inc.	6,557,126
223,666	Neo Performance Materials, Inc.(b)	1,104,814
388,186	Sasol Ltd. - ADR	4,856,207
		37,503,327
	COMMERCIAL SUPPORT SERVICES - 3.6%
480,821	ADT, Inc.	2,721,447
1,276,389	Alight, Inc., Class A(a)(c)	8,475,223
33,183	Civeo Corporation	663,660
1,362,997	CoreCivic, Inc.(a)	17,310,062
43,479	Forrester Research, Inc.(a)	1,008,713
909,564	GEO Group, Inc. (The)(a)	7,949,589
260,228	Heidrick & Struggles International, Inc.(c)	6,333,950
27,086	Korn Ferry	1,232,955
67,121	ManpowerGroup, Inc.	4,696,456
143,721	TrueBlue, Inc.(a)	1,590,991
245,575	ZipRecruiter, Inc.(a)	2,615,374
		54,598,420
	CONSTRUCTION MATERIALS - 0.1%
38,923	Cie de Saint-Gobain(b)	2,117,306

	CONSUMER SERVICES - 2.8%
709,031	Laureate Education, Inc., Class A(c)	10,025,698

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5% (Continued)
	CONSUMER SERVICES - 2.8% (Continued)
317,860	Stride, Inc.(a)(c)	$17,475,943
1,749,288	Udemy, Inc.(a)	15,621,142
		43,122,783
	CONTAINERS & PACKAGING - 2.0%
164,334	Pactiv Evergreen, Inc.	1,416,559
101,200	Sealed Air Corporation	3,115,948
299,843	Silgan Holdings, Inc.	12,011,710
170,860	Sonoco Products Company	8,852,257
135,290	Westrock Company	4,860,970
		30,257,444
	DIVERSIFIED INDUSTRIALS - 1.0%
161,172	3M Company	14,658,593

	E-COMMERCE DISCRETIONARY - 3.2%
899,402	eBay, Inc.(c)	35,283,540
158,303	Etsy, Inc.(a)(c)	9,862,277
171,145	Overstock.com, Inc.(a)	2,669,862
8,029	PetMed Express, Inc.	55,320
		47,870,999
	ELECTRIC UTILITIES - 5.0%
172,160	ALLETE, Inc.	9,217,446
355,873	Ameren Corporation(c)	26,943,145
102,877	American Electric Power Company, Inc.	7,771,329
145,000	Avista Corporation	4,595,050
516,196	Eversource Energy(c)	27,766,183
		76,293,153
	ELECTRICAL EQUIPMENT - 1.9%
20,447	Belden, Inc.	1,449,692
342,625	FARO Technologies, Inc.(a)	4,409,584
74,379	Generac Holdings, Inc.(a)	6,253,043
341,828	Sensata Technologies Holding PLC	10,897,477
188,030	Vontier Corporation(c)	5,558,167
		28,567,963

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5% (Continued)
	ENGINEERING & CONSTRUCTION - 1.4%
590,498	Frontdoor, Inc.(a)(c)	$17,083,107
744,065	Mistras Group, Inc.(a)(c)	4,070,036
		21,153,143
	ENTERTAINMENT CONTENT - 2.7%
345,595	AppLovin Corporation(a)(c)	12,593,482
151,066	Paramount Global, Class B	1,643,598
57,284	Ubisoft Entertainment S.A.(a),(b)	1,629,584
2,601,711	Warner Bros Discovery, Inc.(a)(c)	25,861,007
		41,727,671
	FOOD - 3.1%
378,216	Conagra Brands, Inc.(c)	10,347,990
169,798	Fresh Del Monte Produce, Inc.	4,244,950
412,066	Kellanova(c)	20,796,971
876,181	Nomad Foods Ltd.(a)(c)	12,108,821
		47,498,732
	FORESTRY, PAPER & WOOD PRODUCTS - 0.0%(d)
391,554	Glatfelter Corporation(a)	677,388

	HEALTH CARE FACILITIES & SERVICES - 3.8%
238,684	CVS Health Corporation	16,471,583
769,797	Pediatrix Medical Group, Inc.(a)	8,821,874
1,021,502	Premier, Inc., Class A(c)	19,633,267
107,091	Universal Health Services, Inc., Class B	13,481,686
		58,408,410
	HOME & OFFICE PRODUCTS - 0.7%
135,021	Hamilton Beach Brands Holding Company, Class A(c)	1,663,459
909,298	Newell Brands, Inc.	6,110,483
75,307	Scotts Miracle-Gro Company (The)	3,346,643
		11,120,585
	HOME CONSTRUCTION - 0.4%
240,015	Caesarstone Ltd.(a)(c)	964,860
59,457	Mohawk Industries, Inc.(a)	4,779,154
		5,744,014

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5% (Continued)
	INDUSTRIAL INTERMEDIATE PROD - 0.1%
228,283	Hillman Solutions Corporation(a)	$1,497,537

	INDUSTRIAL SUPPORT SERVICES - 0.1%
139,347	Resideo Technologies, Inc.(a)	2,017,745

	INSTITUTIONAL FINANCIAL SERVICES - 2.4%
346,521	Euronext N.V.(b)	24,130,682
484,371	Lazard Ltd., Class A	13,450,983
		37,581,665
	INTERNET MEDIA & SERVICES - 8.3%
1,473,945	Deliveroo PLC(a)(b)	2,328,677
393,972	Expedia Group, Inc.(a)(c)	37,541,591
1,174,401	GoodRx Holdings, Inc.(a)	5,789,797
3,937,845	Lyft, Inc.(a)(c)	36,110,039
453,484	Shutterstock, Inc.	18,447,729
579,839	TripAdvisor, Inc.(a)	8,558,424
549,612	Trustpilot Group PLC(a)(b)	667,945
1,490,162	Upwork, Inc.(a)(c)	15,572,193
429,334	Vivid Seats, Inc.(a)	2,524,484
		127,540,879
	LEISURE FACILITIES & SERVICES - 3.0%
101,813	Cedar Fair, L.P.	3,614,362
165,102	El Pollo Loco Holdings, Inc.(a)	1,378,602
526,609	Noodles & Company(a)	1,121,677
1,946,987	Penn Entertainment, Inc.(a)(c)	38,414,053
		44,528,694
	MACHINERY - 0.5%
63,682	Hurco Companies, Inc.	1,273,640
24,674	Middleby Corporation (The)(a)	2,784,954
37,458	Stanley Black & Decker, Inc.	3,185,803
		7,244,397
	MEDICAL EQUIPMENT & DEVICES - 3.3%
140,126	Avanos Medical, Inc.(a)	2,572,713
133,921	Baxter International, Inc.(c)	4,343,058

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 3.3% (Continued)
176,078	Castle Biosciences, Inc.(a)	$2,750,338
247,146	Envista Holdings Corporation(a)	5,751,087
78,948	FONAR Corporation(a)	1,069,745
226,484	Illumina, Inc.(a)(c)	24,781,880
225,838	Inogen, Inc.(a)(c)	1,009,496
54,824	QuidelOrtho Corporation(a)	3,348,650
243,275	Tandem Diabetes Care, Inc.(a)	4,208,658
		49,835,625
	METALS & MINING - 5.5%
7,683,285	Argonaut Gold, Inc.(a)(b)	2,770,229
5,279,074	B2Gold Corporation(b)	16,902,050
1,435,206	Eldorado Gold Corporation(a)	15,514,577
1,723,824	Equinox Gold Corporation(a)	7,584,826
5,348,303	Kinross Gold Corporation(c)	27,864,658
6,943,181	New Gold, Inc.(a)	8,470,681
877,997	Northern Dynasty Minerals Ltd.(a)	280,169
3,694,170	OceanaGold Corporation(b)	6,180,215
77,272	Seabridge Gold, Inc.(a)	846,901
		86,414,306
	OIL & GAS PRODUCERS - 6.9%
188,242	Chord Energy Corporation(c)	31,120,168
2,114,544	Crescent Point Energy Corporation(c)	16,937,497
298,488	Ovintiv, Inc.	14,327,424
183,535	PHX Minerals, Inc.	635,031
278,933	SandRidge Energy, Inc.	4,421,088
257,269	Shell PLC - ADR	16,758,503
1,480,044	Southwestern Energy Company(a)(c)	10,552,714
779,657	Vermilion Energy, Inc.(b)	11,249,918
		106,002,343
	REAL ESTATE INVESTMENT TRUSTS - 0.8%
589,304	Braemar Hotels & Resorts, Inc.	1,543,976
607,598	Cousins Properties, Inc.(c)	10,857,776
		12,401,752

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5% (Continued)
	RENEWABLE ENERGY - 1.2%
112,637	Enphase Energy, Inc.(a)	$8,963,652
129,882	SolarEdge Technologies, Inc.(a)	9,864,538
287,076	TPI Composites, Inc.(a)	663,146
		19,491,336
	RETAIL - CONSUMER STAPLES - 1.0%
149,960	Sprouts Farmers Market, Inc.(a)	6,301,319
414,931	Walgreens Boots Alliance, Inc.	8,746,746
		15,048,065
	RETAIL - DISCRETIONARY - 2.3%
93,845	Advance Auto Parts, Inc.	4,882,755
583,300	Foot Locker, Inc.	12,243,467
218,338	Kohl’s Corporation	4,923,522
671,943	Macy’s, Inc.	8,184,266
294,361	National Vision Holdings, Inc.(a)	4,574,370
72,351	Sleep Number Corporation(a)	1,177,151
		35,985,531
	SEMICONDUCTORS - 0.9%
105,528	CEVA, Inc.(a)	1,811,916
58,917	IPG Photonics Corporation(a)(c)	5,060,970
72,157	QUALCOMM, Inc.	7,864,391
		14,737,277
	SOFTWARE - 10.6%
2,451,378	8x8, Inc.(a)	5,834,280
4,519,098	Clarivate PLC(a)(c)	28,831,845
125,584	Computer Programs and Systems, Inc.(a)	1,769,479
375,376	Domo, Inc.(a)	3,063,068
160,904	Dropbox, Inc., Class A(a)(c)	4,231,775
186,673	Everbridge, Inc.(a)	3,847,331
856,711	Expensify, Inc.(a)	2,287,418
758,482	HireRight Holdings Corporation(a)(c)	6,985,619
79,407	Riskified Ltd.(a)	296,188
330,768	Smartsheet, Inc., Class A(a)(c)	13,078,567
719,978	SS&C Technologies Holdings, Inc.(c)	36,178,895
802,974	Upland Software, Inc.(a)	2,681,933

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 114.5% (Continued)
	SOFTWARE - 10.6% (Continued)
503,932	Viant Technology, Inc.(a)	$2,716,193
1,061,651	Vimeo, Inc.(a)	3,269,885
233,321	Yext, Inc.(a)	1,406,926
122,868	Ziff Davis, Inc.(a)	7,428,599
642,225	Zoom Video Communications, Inc., Class A(a)(c)	38,520,656
		162,428,657
	SPECIALTY FINANCE - 0.1%
154,762	PRA Group, Inc.(a)	1,905,120

	STEEL - 0.1%
151,686	Algoma Steel Group, Inc.(c)	1,063,319

	TECHNOLOGY HARDWARE - 1.8%
214,884	AudioCodes Ltd.	1,688,988
287,004	NETGEAR, Inc.(a)	3,627,731
12,206	Samsung Electronics Company Ltd.(b)(c)	15,208,676
1,350,991	Telefonaktiebolaget LM Ericsson, B Shares	6,052,373
12,430	Ubiquiti, Inc.	1,509,624
		28,087,392
	TECHNOLOGY SERVICES - 8.1%
183,783	Block, Inc., Class A(a)	7,397,266
3,444,542	Converge Technology Solutions Corporation(b)	6,855,502
254,181	Fidelity National Information Services, Inc.	12,482,829
56,569	FleetCor Technologies, Inc.(a)(c)	12,737,642
153,015	Global Payments, Inc.	16,253,253
252,945	LiveRamp Holdings, Inc.(a)(c)	6,996,459
733,177	Nuvei Corporation	10,183,829
691,348	Nuvei Corporation(b)	9,626,705
223,195	PayPal Holdings, Inc.(a)	11,561,501
277,349	TaskUS, Inc.(a)	2,573,799
236,182	TELUS International CDA, Inc.(a)	1,509,203
132,196	Thoughtworks Holding, Inc.(a)	448,144
168,702	WEX, Inc.(a)(c)	28,085,508
		126,711,640

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares				Fair Value
	COMMON STOCKS — 114.5% (Continued)
	TELECOMMUNICATIONS - 7.9%
9,355,769	Airtel Africa PLC(b)			$12,882,318
2,948,895	AT&T, Inc.(c)			45,412,982
69,895	EchoStar Corporation, Class A(a)			968,745
755,266	Telephone and Data Systems, Inc.			13,738,288
1,353,397	Verizon Communications, Inc.(c)			47,544,836
				120,547,169
	TRANSPORTATION & LOGISTICS - 0.7%
54,782	Copa Holdings S.A., Class A			4,472,950
250,305	Southwest Airlines Company			5,564,280
				10,037,230
	WHOLESALE - CONSUMER STAPLES - 0.1%
96,507	United Natural Foods, Inc.(a)			1,407,072

	TOTAL COMMON STOCKS (Cost $1,843,306,853)			1,763,278,433

	PREFFERED STOCKS — 0.2%
	AUTOMOTIVE — 0.2%
76,793	Porsche Automobil Holding S.E. (Cost $4,170,896)			3,425,574

		Expiration Date	Exercise Price
	WARRANT — 0.0%(d)
	BIOTECH & PHARMA - 0.0% (d)
320,380	Lexaria Bioscience Corporation Warrants (Cost $3,204)	05/12/2028	$0.95	49,691

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares					Fair Value
	SHORT-TERM INVESTMENT — 3.5%
	MONEY MARKET FUND – 3.5%
54,113,886	First American Government Obligations Fund Class X, 5.27% (Cost $54,113,886)(e)				$54,113,886

Contracts(f)		Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED - 0.2%
	CALL OPTIONS PURCHASED - 0.0%(d)
931	Alphabet, Inc.	01/19/2024	$140	$11,665,430	$155,477
931	Alphabet, Inc.	01/19/2024	145	11,665,430	84,721
931	Alphabet, Inc.	01/19/2024	150	11,665,430	47,481
2,742	AT&T, Inc.	01/19/2024	32	4,222,680	13,710
4,654	US Bancorp	11/03/2023	38	14,836,952	11,635
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,506,520)				313,024

	PUT OPTIONS PURCHASED - 0.2%
2,788	Apple, Inc.	12/15/2023	$150	$47,610,676	$301,104
1,859	Apple, Inc.	12/15/2023	160	31,746,143	474,045
2,313	SPDR S&P 500 ETF Trust	12/29/2023	380	96,729,660	527,364
2,788	SPDR S&P 500 ETF Trust	12/29/2023	400	116,594,160	1,410,728
	TOTAL PUT OPTIONS PURCHASED (Cost - $3,682,554)				2,713,241

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $5,189,074)				3,026,265

	TOTAL INVESTMENTS – 118.4% (Cost $1,906,783,913)				$1,823,893,849
	LIABILITIES IN EXCESS OF OTHER ASSETS - (18.4)%				(283,943,073)
	NET ASSETS - 100.0%				$1,539,950,776

Shares					Fair Value
	COMMON STOCKS SOLD SHORT— (93.9)%
	ADVERTISING & MARKETING - (0.8)%
(171,962)	Trade Desk, Inc. (The), Class A				$(12,202,423)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (93.9)% (Continued)
	AEROSPACE & DEFENSE - (0.9)%
(44,974)	Boeing Company (The)	$(8,402,043)
(1,137,287)	Joby Aviation, Inc.	(5,993,502)
		(14,395,545)
	APPAREL & TEXTILE PRODUCTS - (1.7)%
(200,731)	Birkenstock Holding plc	(7,842,560)
(68,744)	Crocs, Inc.	(6,140,214)
(6,907)	Hermes International(b)	(12,862,268)
		(26,845,042)
	ASSET MANAGEMENT - (3.3)%
(54,088)	Ares Management Corporation, CLASS A	(5,332,536)
(224,047)	Blackstone, Inc.	(20,690,740)
(1,031,251)	Blue Owl Capital, Inc.	(12,715,325)
(444,309)	TPG, Inc.	(12,280,701)
		(51,019,302)
	AUTOMOTIVE - (0.3)%
(1,733,911)	Aurora Innovation, Inc.	(3,034,344)
(311,005)	QuantumScape Corporation	(1,623,446)
		(4,657,790)
	BANKING - (7.6)%
(108,990)	Ameris Bancorp	(4,065,327)
(51,940)	BancFirst Corporation	(4,212,853)
(1,138,661)	Bank of America Corporation	(29,992,331)
(35,441)	Banner Corporation	(1,495,965)
(170,769)	Berkshire Hills Bancorp, Inc.	(3,348,780)
(122,643)	Comerica, Inc.	(4,832,134)
(115,751)	Community Bank System, Inc.	(4,624,252)
(58,016)	First Financial Bankshares, Inc.	(1,395,285)
(128,385)	Glacier Bancorp, Inc.	(3,875,943)
(517,135)	KeyCorporation	(5,285,120)
(94,394)	Lakeland Financial Corporation	(4,648,905)
(47,569)	NBT Bancorp, Inc.	(1,592,134)
(5,117)	Park National Corporation	(518,813)
(86,489)	Regions Financial Corporation	(1,256,685)
(143,872)	Synovus Financial Corporation	(3,750,743)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (93.9)% (Continued)
	BANKING - (7.6)% (Continued)
(34,723)	TriCompany Bancshares	$(1,123,289)
(937,353)	US Bancorp	(29,882,814)
(54,649)	Western Alliance Bancorp	(2,246,074)
(363,911)	Zions Bancorp NA	(11,226,654)
		(119,374,101)
	BEVERAGES - (0.3)%
(172,474)	Vita Coco Company, Inc. (The)	(4,674,045)

	BIOTECH & PHARMA - (0.8)%
(12,921)	Eli Lilly and Company	(7,157,330)
(32,388)	Zoetis, Inc.	(5,084,916)
		(12,242,246)
	CHEMICALS - (0.3)%
(23,640)	WD-40 Company	(4,997,496)

	COMMERCIAL SUPPORT SERVICES - (1.9)%
(230,489)	Casella Waste Systems, Inc.	(17,390,396)
(59,860)	CorVel Corporation	(11,609,248)
		(28,999,644)
	CONSTRUCTION MATERIALS - (1.1)%
(121,994)	Simpson Manufacturing Company, Inc.	(16,247,161)

	CONSUMER SERVICES - (0.3)%
(273,564)	European Wax Center, Inc.	(4,040,540)

	ELECTRICAL EQUIPMENT - (2.5)%
(34,373)	Atkore International Group, Inc.	(4,271,876)
(106,644)	Badger Meter, Inc.	(14,775,527)
(19,944)	Hubbell, Inc.	(5,386,874)
(103,126)	Novanta, Inc.	(13,618,821)
		(38,053,098)
	ENGINEERING & CONSTRUCTION - (3.6)%
(127,543)	Exponent, Inc.	(9,347,626)
(166,360)	Installed Building Products, Inc.	(18,577,421)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (93.9)% (Continued)
	ENGINEERING & CONSTRUCTION - (3.6)% (Continued)
(108,564)	TopBuild Corporation	$(24,835,101)
		(52,760,148)
	FOOD - (1.0)%
(340,986)	BellRing Brands, Inc.	(14,911,318)

	FORESTRY, PAPER & WOOD PRODUCTS - (0.4)%
(134,952)	Trex Company, Inc.	(7,585,652)

	HEALTH CARE FACILITIES & SERVICES - (2.5)%
(2,727,070)	Ginkgo Bioworks Holdings, Inc.	(3,736,086)
(27,531)	ICON PLC	(6,716,463)
(146,868)	LifeStance Health Group, Inc.	(856,240)
(62,321)	Medpace Holdings, Inc.	(15,123,437)
(240,504)	NeoGenomics, Inc.	(3,371,866)
(89,411)	Progyny, Inc.	(2,759,223)
(284,162)	Surgery Partners, Inc.	(6,572,667)
		(39,135,982)
	HOME & OFFICE PRODUCTS - (1.0)%
(391,671)	Tempur Sealy International, Inc.	(15,639,424)

	HOME CONSTRUCTION - (1.4)%
(174,474)	Green Brick Partners, Inc.	(6,752,144)
(128,607)	Griffon Corporation	(5,136,564)
(49,918)	LGI Homes, Inc.	(4,717,750)
(52,043)	Patrick Industries, Inc.	(3,911,031)
		(20,517,489)
	INDUSTRIAL SUPPORT SERVICES - (2.1)%
(101,563)	SiteOne Landscape Supply, Inc.	(13,992,334)
(19,329)	Watsco, Inc.	(6,743,695)
(14,653)	WW Grainger, Inc.	(10,694,199)
		(31,430,228)
	INSURANCE - (0.5)%
(58,707)	RLI Corporation	(7,822,121)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (93.9)% (Continued)
	INTERNET MEDIA & SERVICES - (0.8)%
(7,899)	DoorDash, Inc., Class A	$(592,030)
(27,140)	Netflix, Inc.	(11,173,267)
(23,601)	Zillow Group, Inc., Class C	(855,536)
		(12,620,833)
	LEISURE FACILITIES & SERVICES - (4.5)%
(69,480)	Churchill Downs, Inc.	(7,631,683)
(274,048)	DraftKings, Inc., Class A	(7,569,206)
(274,872)	Planet Fitness, Inc., A	(15,192,175)
(223,591)	Red Rock Resorts, Inc., Class A	(8,843,024)
(47,797)	Royal Caribbean Cruises Ltd.	(4,049,840)
(89,315)	Wingstop, Inc.	(16,324,103)
(79,462)	Wynn Resorts Ltd.	(6,975,174)
		(66,585,205)
	LEISURE PRODUCTS - (1.7)%
(158,610)	Brunswick Corporation	(11,018,636)
(511,916)	Dometic Group A.B. (b)	(3,150,444)
(68,210)	LCI Industries	(7,400,103)
(43,496)	Malibu Boats, Inc., Class A	(1,897,296)
(60,005)	YETI Holdings, Inc.	(2,551,413)
		(26,017,892)
	MACHINERY - (1.9)%
(55,943)	Cadre Holdings, Inc.	(1,569,201)
(33,843)	Deere & Company	(12,364,879)
(261,799)	Energy Recovery, Inc.	(3,979,345)
(52,632)	Kadant, Inc.	(11,579,040)
		(29,492,465)
	MEDICAL EQUIPMENT & DEVICES - (2.9)%
(178,187)	10X Genomics, Inc., Class A	(6,286,437)
(87,322)	Exact Sciences Corporation	(5,378,162)
(40,754)	Glaukos Corporation	(2,779,423)
(45,506)	IDEXX Laboratories, Inc.	(18,178,281)
(17,597)	Intuitive Surgical, Inc.	(4,614,285)
(79,825)	LeMaitre Vascular, Inc.	(3,877,899)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT— (93.9)% (Continued)
	MEDICAL EQUIPMENT & DEVICES - (2.9)% (Continued)
(50,758)	STAAR Surgical Company	$(2,122,700)
		(43,237,187)

	REAL ESTATE INVESTMENT TRUSTS - (5.3)%
(179,525)	American Tower Corp.	(31,989,559)
(606,146)	Gaming and Leisure Properties, Inc.	(27,512,967)
(307,135)	Iron Mountain, Inc.	(18,142,464)
(168,780)	VICI Properties, Inc.	(4,708,962)
		(82,353,952)
	REAL ESTATE SERVICES - (0.9)%
(107,811)	Colliers International Group, Inc.	(9,781,692)
(748,431)	Redfin Corporation	(3,487,689)
		(13,269,381)
	RENEWABLE ENERGY - (0.1)%
(332,117)	Plug Power, Inc.	(1,956,169)

	RETAIL - DISCRETIONARY - (4.5)%
(35,934)	Asbury Automotive Group, Inc.	(6,876,690)
(62,328)	AutoNation, Inc.	(8,107,626)
(218,470)	Builders FirstSource, Inc.	(23,708,365)
(84,343)	Carvana Company	(2,277,261)
(202,414)	Freshpet, Inc.	(11,618,564)
(116,659)	GameStop Corporation, Class A	(1,606,394)
(11,628)	Lululemon Athletica, Inc.	(4,575,385)
(56,714)	Tractor Supply Company	(10,920,848)
		(69,691,133)
	SEMICONDUCTORS - (8.3)%
(153,348)	Aehr Test Systems	(3,612,879)
(57,551)	Ambarella, Inc.	(2,589,219)
(54,239)	Analog Devices, Inc.	(8,533,422)
(154,640)	ARM Holdings plc - ADR	(7,622,206)
(105,265)	Axcelis Technologies, Inc.	(13,421,288)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (93.9)% (Continued)
	SEMICONDUCTORS - (8.3)% (Continued)
(63,542)	Entegris, Inc.	$(5,594,238)
(140,694)	Lattice Semiconductor Corporation	(7,823,993)
(99,002)	MACOM Technology Solutions Holdings, Inc.	(6,983,601)
(179,569)	Microchip Technology, Inc.	(12,801,474)
(39,845)	Monolithic Power Systems, Inc.	(17,601,129)
(16,765)	NVIDIA Corporation	(6,836,767)
(132,578)	Power Integrations, Inc.	(9,191,633)
(77,733)	Rambus, Inc.	(4,223,234)
(85,268)	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	(7,359,481)
(27,988)	Texas Instruments, Inc.	(3,974,576)
(68,794)	Universal Display Corporation	(9,574,749)
		(127,743,889)
	SOFTWARE - (14.6)%
(187,888)	Altair Engineering, Inc., Class A	(11,671,603)
(48,767)	Appfolio, Inc., Class A	(9,147,226)
(84,179)	Atlassian Corp PLC, Class A	(15,206,095)
(295,151)	Bentley Systems, Inc.	(14,356,145)
(32,021)	Cadence Design Systems, Inc.	(7,680,237)
(77,555)	Ceridian HCM Holding, Inc.	(4,964,296)
(24,201)	Cloudflare, Inc., Class A	(1,371,955)
(44,689)	Crowdstrike Holdings, Inc., Class A	(7,899,675)
(36,933)	Duolingo, Inc.	(5,394,065)
(135,175)	Fortinet, Inc.	(7,727,955)
(275,851)	GitLab, Inc. - Class A	(11,938,831)
(138,522)	Global-e Online Ltd.	(4,863,507)
(206,393)	Guidewire Software, Inc.	(18,602,201)
(135,288)	IonQ, Inc.	(1,304,176)
(30,942)	Manhattan Associates, Inc.	(6,033,071)
(47,394)	MongoDB, Inc.	(16,331,499)
(949,104)	Palantir Technologies, Inc., Class A	(14,046,739)
(44,020)	Palo Alto Networks, Inc.	(10,697,740)
(6,486)	Paycom Software, Inc.	(1,588,875)
(152,129)	Paycor HCM, Inc.	(3,282,944)
(600,203)	R1 RCM, Inc.	(7,076,393)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (93.9)% (Continued)
	SOFTWARE - (14.6)% (Continued)
(353,949)	Samsara, Inc., Class A	$(8,165,603)
(22,140)	ServiceNow, Inc.	(12,882,159)
(35,399)	Snowflake, Inc.	(5,137,457)
(9,509)	Tyler Technologies, Inc.	(3,545,906)
(79,945)	Upstart Holdings, Inc.	(1,921,078)
(136,877)	Workiva, Inc.	(11,920,618)
		(224,758,049)
	SPECIALTY FINANCE - (3.3)%
(160,553)	American Express Company	(23,445,554)
(94,561)	Arbor Realty Trust, Inc.	(1,192,414)
(30,375)	Credit Acceptance Corporation	(12,223,811)
(124,769)	Discover Financial Services	(10,241,040)
(274,260)	Marathon Digital Holdings, Inc.	(2,416,231)
(337,542)	Ready Capital Corporation	(3,183,021)
		(52,702,071)
	STEEL - (1.5)%
(143,696)	Carpenter Technology Corporation	(9,012,613)
(96,657)	Nucor Corporation	(14,284,938)
		(23,297,551)
	TECHNOLOGY HARDWARE - (3.1)%
(184,522)	Apple, Inc.	(31,510,823)
(33,162)	Arista Networks, Inc.	(6,644,670)
(154,375)	Seagate Technology Holdings PLC	(10,536,094)
		(48,691,587)
	TECHNOLOGY SERVICES - (3.4)%
(365,738)	Affirm Holdings, Inc.	(6,440,646)
(31,408)	Automatic Data Processing, Inc.	(6,853,854)
(79,053)	Coinbase Global, Inc., Class A	(6,096,567)
(16,594)	Fair Isaac Corporation	(14,036,367)
(87,176)	Insight Enterprises, Inc.	(12,492,321)
(14,707)	Jack Henry & Associates, Inc.	(2,073,540)
(401,026)	Riot Blockchain, Inc.	(3,922,034)
(6,029)	S&P Global, Inc.	(2,105,990)
		(54,021,319)

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (93.9)% (Continued)
	TELECOMMUNICATIONS - (0.4)%
(85,677)	Cogent Communications Holdings, Inc.	$(5,567,291)

	TRANSPORTATION & LOGISTICS - (2.0)%
(504,095)	American Airlines Group, Inc.	(5,620,659)
(18,142)	Old Dominion Freight Line, Inc.	(6,833,366)
(35,881)	Saia, Inc.	(12,862,979)
(423,798)	SFL Corp Ltd.	(4,602,446)
		(29,919,450)
	TRANSPORTATION EQUIPMENT - (0.4)%
(83,792)	PACCAR, Inc.	(6,915,354)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $1,574,807,253)	$(1,446,391,573)

A.B. - Aktiebolag

ADR - American Depositary Receipt

A.G. - Aktiengesellschaft

ETF - Exchange-Traded Fund

L.P. - Limited Partnership

Ltd. - Limited Company

N.V. - Naamioze Vennootschap

PLC - Public Limited Company

S.A. - Société Anonyme

S.E. - Societas Europeae

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	All or a portion of the security is segregated as collateral for short sales.

(d)	Percentage rounds to less than 0.1%.

(e)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(f)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(g)	The value of this security has been determined in good faith under policies of the Board of Trustees.

Invenomic Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2023

ASSETS
Investment securities:
At cost	$1,906,783,913
At value	$1,823,893,849
Cash collateral segregated for short sales	1,153,895,699
Foreign Currency (Cost $31,942,442)	31,553,925
Receivable for securities sold	25,812,013
Receivable for Fund shares sold	1,359,968
Dividends and interest receivable	2,917,907
Prepaid expenses and other assets	112,707
TOTAL ASSETS	3,039,546,068

LIABILITIES
Securities sold short (Proceeds - $1,574,807,253)	1,446,391,573
Payable for investments purchased	46,243,991
Payable for Fund shares redeemed	3,521,245
Investment advisory fees payable	2,240,468
Dividends payable on securities sold short	488,854
Shareholder servicing fees payable	228,175
Payable to related parties	159,626
Distribution (12b-1) fees payable	25,391
Accrued expenses and other liabilities	295,969
TOTAL LIABILITIES	1,499,595,292
NET ASSETS	$1,539,950,776

NET ASSETS CONSIST OF:
Paid in capital	$1,306,371,330
Accumulated earnings	233,579,446
NET ASSETS	$1,539,950,776

NET ASSET VALUE PER SHARE:
Institutional Class:
Net Assets	$966,504,529
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	41,093,561
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$23.52

Investor Class:
Net Assets	$121,750,624
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,284,258
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$23.04

Super Institutional Class:
Net Assets	$451,695,623
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	18,950,269
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$23.84

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Invenomic Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $913,137)	$27,735,398
Interest	42,380,869
Securities lending income - net	374,259
TOTAL INVESTMENT INCOME	70,490,526

EXPENSES
Investment advisory fees	23,406,329
Distribution (12b-1) fees:
Investor Class	309,133
Shareholder service fees - Institutional Class	2,114,591
Shareholder service fees - Investor Class	309,133
Dividends on securities sold short	11,436,934
Third party administrative servicing fees	1,131,268
Administration fees	945,650
Registration fees	214,877
Custodian fees	196,530
Printing expense	71,819
Compliance officer fees	57,290
Insurance expense	48,836
Legal fees	29,999
Trustees fees and expenses	25,278
Audit fees	18,487
Other expenses	65,733
TOTAL EXPENSES	40,381,887

Plus: Fees recaptured by the Advisor	315,838

NET EXPENSES	40,697,725

NET INVESTMENT INCOME	29,792,801

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	185,855,635
Foreign currency transactions	(1,853,361)
Options purchased	(2,888,080)
Securities sold short	27,952,633
209,066,827
Net change in unrealized appreciation (depreciation) on:
Investments	(62,922,529)
Foreign currency translations	1,355,720
Options purchased	(1,964,382)
Securities sold short	99,882,555
36,351,364

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	245,418,191

NET INCREASE IN NET ASSETS	$275,210,992

See accompanying notes to financial statements.

Invenomic Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
FROM OPERATIONS
Net investment income (loss)	$29,792,801	$(8,877,590)
Net realized gain from investments, foreign currency transactions, options purchased, and securities sold short	209,066,827	253,743,916
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options purchased and foreign currency translations	36,351,364	(31,791,365)
Net increase in net assets resulting from operations	275,210,992	213,074,961

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Institutional Class	(142,528,065)	(40,770,656)
Investor Class	(25,232,777)	(4,265,466)
Super Institutional Class	(55,976,146)	(8,596)
Net decrease in net assets resulting from distributions to shareholders	(223,736,988)	(45,044,718)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	576,337,066	529,759,989
Investor Class	57,066,337	113,922,554
Super Institutional Class	245,855,532	288,880,112
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	124,676,221	33,543,053
Investor Class	23,529,179	3,972,902
Super Institutional Class	55,867,621	8,596
Redemption fee proceeds:
Institutional Class	46,627	144,838
Investor Class	7,099	20,871
Super Institutional Class	20,212	26,104
Payments for shares redeemed:
Institutional Class	(387,560,879)	(356,720,772)
Investor Class	(72,163,731)	(50,330,562)
Super Institutional Class	(125,782,840)	(33,504,392)
Net increase in net assets from shares of beneficial interest	497,898,444	529,723,293

TOTAL INCREASE IN NET ASSETS	549,372,448	697,753,536

NET ASSETS
Beginning of Year	990,578,328	292,824,792
End of Year	$1,539,950,776	$990,578,328

SHARE ACTIVITY
Institutional Class:
Shares Sold	26,228,196	23,964,969
Shares Reinvested	6,212,069	1,978,941
Shares Redeemed	(17,231,356)	(15,308,338)
Net increase in shares of beneficial interest outstanding	15,208,909	10,635,572

Investor Class:
Shares Sold	2,590,115	5,159,119
Shares Reinvested	1,194,375	237,188
Shares Redeemed	(3,261,155)	(2,229,218)
Net increase in shares of beneficial interest outstanding	523,335	3,167,089

Super Institutional Class:
Shares Sold	11,024,368	12,011,669
Shares Reinvested	2,753,456	504
Shares Redeemed	(5,450,336)	(1,392,825)
Net increase in shares of beneficial interest outstanding	8,327,488	10,619,348

See accompanying notes to financial statements.

Invenomic Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2023

Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting From Operations	$275,210,992
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of investments	(2,533,912,843)
Sales of investments	2,111,228,287
Purchases of securities sold short	3,286,704,432
Proceeds from securities sold short	(2,497,584,787)
Net Sales of short-term investments	3,357,598
Net change in unrealized appreciation/depreciation on investments	(34,989,974)
Net realized gains from investments	(210,920,188)
Decrease in prepaid expenses and other assets	25,292
Increase in interest and dividend receivable	(1,806,337)
Increase in Investment advisory fees payable	749,453
Increase in Shareholder servicing fees payable	75,390
Increase in service fees payable to related parties	28,402
Increase in distribution (12b-1) fees payable	1,976
Increase in dividends payable on securities sold short	271,484
Increase in accrued expenses and other liabilities	93,223
Net Cash Used for Operating Activities	398,532,400

Cash Flows From Financing Activities:
Proceeds from Shares Issued	879,202,989
Payment on Shares Redeemed	(582,786,273)
Distributions paid to shareholders	(19,663,967)
Net Cash Provided by Financing Activities	276,752,749

Net Increase in Cash	675,285,149
Cash at Beginning of Year	510,164,475
Cash at End of Year	$1,185,449,624

Supplemental Disclosure of Non-Cash Activity:
Non-cash Financing Activities not Included Above Consists of Reinvestment of Distributions	$204,073,021

See accompanying notes to financial statements.

Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Institutional Class

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$23.99		$17.40	$10.67	$11.48	$11.07
Activity from investment operations:
Net investment income (loss) (1)	0.49		(0.27)	(0.21)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	4.73		9.35	7.32	(0.36)	0.98
Total from investment operations	5.22		9.08	7.11	(0.44)	0.92
Less distributions from:
Net investment income	—		—	(0.01)	—	—
Net realized gains	(5.69)		(2.50)	(0.38)	(0.37)	(0.51)
Total distributions	(5.69)		(2.50)	(0.39)	(0.37)	(0.51)
Paid-in-Capital From Redemption Fees	0.00	(2)	0.01	0.01	0.00 (2)	0.00 (2)
Net asset value, end of year	$23.52		$23.99	$17.40	$10.67	$11.48
Total return (3)	25.83	% (6)	58.24%	68.21%	(4.06)%	8.67%
Net assets, at end of year (000’s)	$966,505		$620,954	$265,308	$122,105	$198,929
Ratio of gross expenses to average net assets (4,5)	3.05%		2.89%	3.25%	2.97%	2.83%
Ratio of net expenses to average net assets (5)	3.07%		2.92%	3.15%	2.83%	2.77%
Ratio of net investment income (loss) to average net assets	2.15%		(1.19)%	(1.31)%	(0.76)%	(0.57)%
Portfolio Turnover Rate	140%		149%	179%	153%	100%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents the ratio of expenses to average net assets absent advisory fees waived or recaptured by the Advisor.

(5)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived/recaptured	2.20%	2.20%	2.33%	2.37%	2.29%
After fees waived/recaptured	2.22%	2.23%	2.23%	2.23%	2.23%

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$23.66		$17.23	$10.57	$11.40	$11.02
Activity from investment operations:
Net investment income (loss) (1)	0.41		(0.32)	(0.26)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	4.66		9.24	7.24	(0.36)	0.98
Total from investment operations	5.07		8.92	6.98	(0.47)	0.89
Less distributions from:
Net realized gains	(5.69)		(2.50)	(0.38)	(0.37)	(0.51)
Total distributions	(5.69)		(2.50)	(0.38)	(0.37)	(0.51)
Paid-in-Capital From Redemption Fees	0.00	(2)	0.01	0.06	0.01	0.00 (2)
Net asset value, end of year	$23.04		$23.66	$17.23	$10.57	$11.40
Total return (3)	25.50	% (6)	57.85%	68.09%	(4.27)%	8.43%
Net assets, at end of year (000’s)	$121,751		$112,627	$27,457	$5,933	$15,113
Ratio of gross expenses to average net assets (4,5)	3.30%		3.14%	3.50%	3.22%	3.08%
Ratio of net expenses to average net assets (5)	3.32%		3.17%	3.40%	3.08%	3.02%
Ratio of net investment income (loss) to average net assets	1.85%		(1.41)%	(1.56)%	(0.99)%	(0.84)%
Portfolio Turnover Rate	140%		149%	179%	153%	100%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents the ratio of expenses to average net assets absent advisory fees waived or recaptured by the Advisor.

(5)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived/recaptured	2.45%	2.45%	2.58%	2.62%	2.54%
After fees waived/recaptured	2.47%	2.48%	2.48%	2.48%	2.48%

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Super Institutional Class

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (1)
Net asset value, beginning of period	$24.19		$17.49	$10.70	$11.49	$11.43
Activity from investment operations:
Net investment income (loss) (2)	0.57		(0.19)	(0.16)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	4.77		9.38	7.33	(0.35)	0.08
Total from investment operations	5.34		9.19	7.17	(0.42)	0.06
Less distributions from:
Net investment income	—		—	(0.01)	—	—
Net realized gains	(5.69)		(2.50)	(0.38)	(0.37)	—
Total distributions	(5.69)		(2.50)	(0.39)	(0.37)	—
Paid-in-Capital From Redemption Fees	0.00	(3)	0.01	0.01	0.00 (3)	—
Net asset value, end of period	$23.84		$24.19	$17.49	$10.70	$11.49
Total return (4)	26.18	% (9)	58.62%	68.58%	(3.88)%	0.52	% (7)
Net assets, at end of period (000’s)	$451,696		$256,997	$60	$36	$28,024
Ratio of gross expenses to average net assets (5,6)	2.80%		2.64%	3.00%	2.72%	2.58	% (8)
Ratio of net expenses to average net assets (6)	2.82%		2.67%	2.90%	2.58%	2.52	% (8)
Ratio of net investment income (loss) to average net assets	2.45%		(0.77)%	(1.04)%	(0.59)%	(0.30	)% (8)
Portfolio Turnover Rate	140%		149%	179%	153%	100	% (7)

(1)	The Super Institutional Class commenced operations on May 10, 2019

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Represents the ratio of expenses to average net assets absent advisory fees waived or recaptured by the Advisor.

(6)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived/recaptured	1.95%	1.95%	2.08%	2.12%	2.04	% (8)
After fees waived/recaptured	1.97%	1.98%	1.98%	1.98%	1.98	% (8)

(7)	Not Annualized.

(8)	Annualized.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2023

1.	ORGANIZATION

The Invenomic Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund’s investment objective is to seek to achieve long-term capital appreciation. The Fund offers three classes of shares: Institutional Class shares, Investor Class shares and Super Institutional Class shares. The Institutional Class Shares and Investor Class shares commenced operations on June 19, 2017. The Super Institutional Class shares commenced operations on May 10, 2019. Each class of shares is offered at their net asset value. Each class of shares has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2023 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,763,278,433	$—	$0	$1,763,278,433
Preferred Stocks	3,425,574	—	—	3,425,574
Warrants	49,691	—	—	49,691
Call Options Purchased	301,389	11,635	—	313,024
Put Options Purchased	2,713,241	—	—	2,713,241
Money Market Fund	54,113,886	—	—	54,113,886
Total	$1,823,882,214	$11,635	$—	$1,823,893,849
Liabilities*
Securities Sold Short	$(1,446,391,573)	$—	$—	$(1,446,391,573)
Total	$(1,446,391,573)	$—	$—	$(1,446,391,573)

*	Refer to the Schedule of Investments for industry classification.

The following is a reconciliation for which level 3 inputs were used in determining value.

Tenerity, Inc.
Beginning balance November 1, 2022	$0
Purchases	—
Proceeds from sales	—
Total realized gain/(loss)	—
Change in unrealized appreciation	—
Ending balance October 31, 2023	$0

The total change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments still held at October 31, 2023, was $0.

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are below.

Common Stock	Fair Value	Valuation Techniques	Unobservable Input
Tenerity, Inc.	$0	Independent Valuation	Adjusted for lack of marketability

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

In conjunction with the use of written options contracts and short sales, the Fund may be required to maintain collateral in various forms. At October 31, 2023, such collateral is denoted in the Fund’s Schedule of Investments and Statements of Assets and Liabilities. Also, in conjunction with the use of written options contracts and short sales, the Fund, when appropriate, utilize a segregated margin deposit account with the counterparty. At October 31, 2023, these segregated margin deposit accounts are denoted in the Fund’s Statements of Assets and Liabilities.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2020 to October 31, 2022, or expected to be taken in the Fund’s October 31, 2023 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Ohio and foreign jurisdictions where the Fund

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended October 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and securities sold short, amounted to the following:

Purchases	Sales
$2,546,126,062	$2,088,741,567

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Invenomic Capital Management LP serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.74%. For the year ended October 31, 2023, the Fund incurred advisory fees in the amount of $23,406,329.

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least February 28, 2024 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets, for Institutional Class, Investor Class shares and Super Institutional Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended October 31, 2023 the advisor recaptured previously waived advisory fees in the amount of $315,838. As of October 31, 2023 there are no longer prior waived fees available for recapture.

Invenomic Capital Management LP serves as the Authorized Service Provider to the Fund. Pursuant to a Shareholder Services Plan with the Fund, the Advisor, under the oversight of the Board, provides customers who own shares of the fund with administrative support services. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a shareholder services fee, computed and accrued daily and paid monthly, at an annual rate of 0.25% of the Institutional Class and Investor Class Shares of the Fund. For the year ended October 31, 2023, the Fund incurred shareholder service fees in the amount of $2,114,591 and $309,133 for the Institutional Class and Investor Class Shares respectively.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b -1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the year ended October 31, 2023, the Fund incurred distribution fees in the amount of $309,133.

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of October 31, 2023.

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contracts/Equity price risk	Investment securities at value	$3,026,265

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2023.

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$(2,888,080)	$(1,964,382)

The notional value and contracts of the derivative instruments outstanding as of October 31, 2023 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the years ended October 31, 2022 and October 31, 2023 the redemption fees assessed by the Fund were as follows:

	Institutional	Investor	Super Institutional
10/31/2022	$144,838	$20,871	$26,104
10/31/2023	$46,627	$7,099	$20,212

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2023, was as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$370,077,313	$243,502,282	$(236,077,319)	$7,424,963

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended October 31, 2023 and October 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022
Ordinary Income	$223,736,988	$27,953,270
Long-Term Capital Gain	—	17,091,448
	$223,736,988	$45,044,718

As of October 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$226,637,878	$—	$—	$—	$(84,917)	$7,026,485	$233,579,446

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and adjustments for partnerships. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $398,478.

During the fiscal year ended October 31, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to book/tax treatment of tax adjustment for equalization credits, resulted in reclassification for the year ended October 31, 2023 as follows:

Paid
In	Distributable
Capital	Earnings
$28,379,786	$(28,379,786)

9.	SECURITIES LENDING

Under an agreement with U.S. Bank National Association (The “Bank”) the Invenomic Fund (the “Fund”) can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by money market funds in accordance with the Fund’s security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. As of October 31, 2023 there were no securities on loan.

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, Charles Schwab & Co. and National Financial Services LLC held approximately 47.17% and 35.42%, respectively of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Charles Schwab & Co. and National Financial Services LLC. are also owned beneficially by any party who would be presumed to control the Fund.

11.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
of Northern Lights Fund Trust II and
Shareholders of
Invenomic Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Invenomic Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), including the schedule of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 28, 2023

Invenomic Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2023

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions; and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as noted below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During the
	Account Value	Account Value	During Period	Period
Actual*	5/1/23	10/31/23	5/1/23 – 10/31/23	5/1/23 – 10/31/23
Institutional Class	$1,000.00	$1,010.30	$11.25	2.22%
Investor Class	$1,000.00	$1,009.20	$12.51	2.47%
Super Institutional Class	$1,000.00	$1,011.50	$9.99	1.97%

	Beginning	Ending	Expenses Paid	Expense Ratio During the
Hypothetical **	Account Value	Account Value	During Period	Period
(5% return before expenses)	5/1/23	10/31/23	5/1/23 – 10/31/23	5/1/23 – 10/31/23
Institutional Class	$1,000.00	$1,014.01	$11.27	2.22%
Investor Class	$1,000.00	$1,012.75	$12.53	2.47%
Super Institutional Class	$1,000.00	$1,015.27	$10.01	1.97%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	The hypothetical example assumes that the Fund was in operation for the full six months ended October 31, 2023.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended October 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2023

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 25 and 26, 2023, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the renewal of the advisory agreement (the “Invenomic Advisory Agreement”) between Invenomic Capital Management LP (“ICM”) and the Trust on behalf of the Invenomic Fund (the “Fund”).

Based on their evaluation of the information provided by ICM, in conjunction with the Invenomic Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisory Agreement with respect to the Invenomic Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering renewal of the Invenomic Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Invenomic Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Invenomic Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Invenomic Fund. The materials also included due diligence materials relating to ICM (including due diligence questionnaires completed by ICM, select financial information of ICM, bibliographic information regarding ICM’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the renewal of the Invenomic Advisory Agreement with respect to the Invenomic Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Invenomic Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Invenomic Advisory Agreement. In considering the renewal of the Invenomic Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with ICM, the Board reviewed materials provided by ICM relating to the Invenomic Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for the Fund including the individuals that primarily monitor and execute the investment process. The Board discussed and noted they had met with ICM and were familiar with ICM’s capabilities and experience managing a mutual fund as well as its commitment to the Fund. The Board then discussed the extent of ICM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered ICM’s specific responsibilities in all aspects of the day-to-day management of Invenomic and concluded that ICM’s personnel have the qualifications and expertise to manage the Fund. The Board also noted that ICM remained committed to the Fund’s investment strategy. Additionally, the Board received responses from the representative of ICM with respect to a series of important questions, including: whether ICM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts conflicts with its management of Invenomic; and whether ICM has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by ICM of its practices for monitoring compliance with the Fund’s investment limitations, noting that ICM’s chief compliance officer would continually review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under ICM’s compliance program. The Board then reviewed the capitalization of ICM based on financial information and other materials provided by and discussed with ICM and concluded that ICM was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Invenomic.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2023

The Board discussed ICM’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding ICM’s business practices. The Board noted that the CCO of the Trust continued to represent that ICM’s compliance policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted ICM’s representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies of the Fund. The Board concluded that ICM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Invenomic Advisory Agreement with respect to the Fund and that the nature, overall quality and extent of the management services to be provided by ICM were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended December 31, 2022. The Board noted that the Fund outperformed its respective peer group median, Morningstar category median and benchmark for each period as of December 31, 2022. The Board noted the portfolio managers’ ability to manage risk and concluded that past performance was acceptable.

Fees and Expenses. As to the costs of the services to be provided by ICM, the Board discussed the comparison of the Fund’s advisory fee and total operating expense data as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that although the advisory fee was at the high end of its peer group and Morningstar category, it was not the highest in its peer group or Morningstar category. The Board reviewed the contractual arrangements for the Fund, which stated that ICM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2024, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets for Institutional Class shares, Investor Class shares and Super Institutional Class shares, respectively. The Board found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again at the high end of its peer group and Morningstar category, but not the highest in its Morningstar category. After further consideration, it was the consensus of the Board that, based on ICM’s experience and expertise, and the services provided by ICM to the Fund, the advisory fee charged by ICM to the Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to ICM with respect to the Fund based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by ICM. The Board concluded that anticipated profits from ICM’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed ICM’s expectations for growth of the Fund. The Board noted ICM’s intentions to continue with the soft close of the Fund to new investors and the possibility of adding breakpoints. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Invenomic Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from ICM as the Trustees believed to be reasonably necessary to evaluate the terms of the Invenomic Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the Invenomic Advisory Agreement are not unreasonable; (b) the investment advisory fee payable pursuant to the Invenomic Advisory Agreement is not unreasonable; and (c) the Invenomic Advisory Agreement is in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Invenomic Advisory Agreement.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2023

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds (from 2003 to 2018).	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010); President, TTS Associates, Inc. (financial services) (since December 2022).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	NONE

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2023

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Gemini Fund Services, LLC (January 2014 to December 2018).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of October 31, 2023, the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-466-3406.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-466-3406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-466-3406.

INVESTMENT ADVISOR
Invenomic Capital Management
211 Congress Street, Floor 8
Boston, Massachusetts 02110

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Invenomic-AR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

  2023      2022

Invenomic Fund $15,500 $15,500

(b)	Audit-Related Fees

2023   2022

Invenomic Fund None  None

(c)	Tax Fees

   2023    2022

Invenomic Fund   $2,750 $2,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

  2023   2022

Invenomic Fund  None  None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Invenomic Fund

2023   2022

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

       2023  2022

Invenomic Fund                             $2,750 $2,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/4/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/4/24

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/4/24